UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      December 10, 2013 (December 10, 2013)
                Date of Report (Date of earliest event reported)


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-49669                  30-0658859
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

1350 Avenue of the Americas, 24th FL, New York, NY                 10019
    (Address of principal executive offices)                     (Zip Code)

                                 (347) 821-3452
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))
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ITEM 8.01 OTHER EVENTS

Registrant's subsidiary, Tyree Holdings Corp. (Tyree), which is a large petroleum and environmental service company in the Northeast United States, today announced that they have locked in contracts for calendar year 2014 to service over 550 retail petroleum contaminated properties with three Northeast customers, including a North American Marketer, A New York Distributor and a Nationwide Investment Trust. The three customers have over 1,700 locations combined.

The scope of work includes but is not limited to:

* Consulting                * Engineering/Permitting      * System Design
* Waste Disposal            * Remediation System          * Monitoring Sampling
* Laboratory Services         Installation

Stephen Tyree, the President of Tyree, said, "We are pleased to continue to grow our environmental business with these three companies. Our clients will benefit from the integrated services that we perform."

Management anticipates that the three agreements will result in sales of between $9,000,000 to $13,000,000 for fiscal year 2014.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMINCOR, INC.

Date: December 10, 2013

                                         By: /s/ John R. Rice, III
                                             ----------------------------------
                                             John R. Rice, III
                                             President

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